Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER

SECTION 906 OF THE SARBANES-OXLEY ACT

PACIFIC MERCANTILE BANCORP

Quarterly Report on Form 10-Q

for the quarter ended June 30, 2012

The undersigned, who is the Chief Financial Officer of Pacific Mercantile Bancorp (the “Company”), hereby certifies that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, as filed by the Company with the Securities and Exchange Commission (the “Quarterly Report”), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: : August 13, 2012	/s/ NANCY A. GRAY
Nancy A. Gray, Chief Financial Officer

A signed original of this written statement required by

Section 906 has been provided to the Company and will be

retained by the Company and furnished to the Securities and

Exchange Commission or its staff upon request.